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                                                                    EXHIBIT 32.1

March 25, 2005

VIA EDGAR
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE: SEGUE SOFTWARE, INC. CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Ladies and Gentlemen:

      In connection with the annual report of Segue Software, Inc. (the "Company") on Form 10-K for the annual period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph K. Krivickas, Chief Executive Officer of the Company hereby certify that:

      1. the Company's Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed a part of the Report.

                                                  Sincerely,

                                                  /s/ JOSEPH K. KRIVICKAS
                                                  ------------------------------
                                                  Joseph K. Krivickas
                                                  Chief Executive Officer